-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  May 22, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Sale and Servicing Agreement, dated as of May 1, 1997, which forms Mego Mortgage Home Loan Owner Trust 1997-2, which will issue the Home Loan Asset-Backed Notes, Series 1997-2).


                        FINANCIAL ASSET SECURITIES CORP.
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                333-21071       06-1442101
----------------------------  -------------- ------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


-----------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Derived Materials./f/
---------------------------

     In connection with the offering of the Home Loan Asset-Backed Notes, 1997-2 (the "Notes") Greenwich Capital Markets, Inc. as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. The Derived Materials were distributed on May 15 and 16 of 1997. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference certain financial statements of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-21071). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Loan Asset-Backed Notes, Series 1997-2. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 2.


------------------
/F/   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 21, 1997, and the Prospectus Supplment dated May 21, 1997, of Financial Asset Securities Corp., relating to its Mego Mortgage Home Loan Owner Trust 1997-2, Home
Loan Asset-Backed Notes, Series 1997-2.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.       The Consent of Coopers & Lybrand.

     99.1.     The Derived Materials.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By:  /s/ Peter McMullin
                                   ----------------------------
				   Peter McMullin





Dated:  May 23, 1997


                                Exhibit Index
                               -------------

Exhibit                                           Page
-------                                           ----

1.        The Consent of Coopers & Lybrand
2.        The Derived Materials


                EXHIBIT 1:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Report of Experts".



                              /s/ Coopers & Lybrand L.L.P.
                              ---------------------------
                                   Coopers & Lybrand L.L.P.

May 21, 1997
New York, New York

                       EXHIBIT 2: THE DERIVED MATERIALS



Computational Materials Disclaimer

The attached tables (the "Computational Materials") are privileged and confidential and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to either the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives and principal payment periods shown in the Computational Materials are passed on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives or principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matters discussed in this communication. A Final prospectus and prospectus supplement may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement through Greenwich Capital Markets. Inc., Underwriter.


DATE PREPARED:  5/15/97

GREENWICH CAPITAL MARKETS, INC.

PRELIMINARY TERM SHEET

THE INFORMATION IN THIS PRELIMINARY TERM SHEET RELATES SOLELY TO THE NOTES SPECIFIED BELOW.

MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-2
HOME LOAN ASSET BACKED NOTES, SERIES 1997-2
$58,541,005 FIXED RATE, SEQUENTIAL PAY
Financial Asset Securities Corp., Depositor


                                                   WAL to Call/               Payment Window to
      Class               Amount*                 Maturity (Yrs)             Call/Maturity (Mos)
A-1                          $15,750,000               0.82                        1 - 19
A-2                            8,500,000               2.10                        19 - 32
A-3                            6,250,000               3.08                        32 - 43
A-4                           14,050,000               5.02                        43 - 85
A-5                           13,991,005            10.29/11.27               85 - 148/85 - 238



               Principal Payments to       Assumed
   Class           Call/Maturity            Price            Benchmark            Expected Rating
A-1                        19 months            100         6 1/8% 03/98              AAA/Aaa
A-2                        14 months            100          2 Yr. Tsy.               AAA/Aaa
A-3                        12 months            100          3 Yr. Tsy.               AAA/Aaa
A-4                        43 months            100          5 Yr. Tsy.               AAA/Aaa
A-5                  64 / 154 months            100         10 Yr. Tsy.               AAA/Aaa


* BOND SIZES ARE NOT FINAL (SUBJECT TO +/- 5% VARIANCE).

Underwriter:                  GREENWICH CAPITAL MARKETS, INC.
Seller, Servicer and
Claims Administrator:         Mego Mortgage Corporation ("Mego")
Master Servicer:              Norwest Bank Minnesota, N.A.
Securities Insurer:           MBIA Insurance Corporation.
Depositor:                    Financial Assets Securities Corp.
Indenture Trustee:            First Trust of New York, National
Owner Trustee:                Association.
Federal Tax Status:           Wilmington Trust  Company.   It is  anticipated
                              that the Notes, (Classes A-1, A-2, A-3, A-4 and
                              A-5), will be  treated as debt instruments  for
                              federal income tax purposes.
Registration:                 The Notes will be available in  book-entry form
                              through DTC.
Expected Pricing Date:        Friday, May 16, 1997
Expected Settlement Date:     Wednesday, May 28, 1997

Accrued Interest:             ACCRUED INTEREST TO  BE PAID BY INVESTORS  WILL
                              ACCRUE   FROM  MAY  1,  1997  UP  TO,  BUT  NOT
                              INCLUDING, THE SETTLEMENT DATE (27 DAYS).   THE
                              FIRST DISTRIBUTION DATE ON WHICH INVESTORS WILL
                              RECEIVE  A REMITTANCE  WILL  BE JUNE  25, 1997.
                              THE INTEREST ACCRUAL PERIOD WITH RESPECT TO ANY
                              DISTRIBUTION DATE  WILL BE  THE CALENDAR  MONTH
                              PRECEDING SUCH  DISTRIBUTION DATE  AND WILL  BE
                              BASED  ON A 360  DAY YEAR CONSISTING  OF TWELVE
                              30-DAY DAY MONTHS.

Distribution Date:            25th  day of each month (or the next succeeding
                              business day).
Credit Enhancement:           Credit protection for the Notes will consist of
                              the following, to
                              the  extent available:  (i)  an MBIA  Insurance
                              Policy;   (ii)   overcollateralization;   (iii)
                              excess spread;  and (iv) FHA  Title I Insurance
                              (subject    to    standard    limitations    of
                              availability) on  the Title  I  portion of  the
                              Home Loan pool,  (the "FHA Loans," which  equal
                              approx. 4.3% of the pool).
Expected Ratings:             AAA/Aaa S&P/Moody's - based on a surety wrap to
                              be provided by MBIA.

Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, please notify Greenwich Capital Markets, Inc. of such omission

ERISA Eligibility:            Generally,  plans  that  are   subject  to  the
                              requirements of the  Employee Retirement Income
                              Security Act of 1974, as amended ("ERISA") and the Code are permitted to purchase instruments like the Notes that are debt under applicable state law and have no "substantial equity features" without reference to the prohibited transaction requirements of ERISA and the Code.

                              However, any Plan fiduciary considering whether to purchase the Notes on behalf of a Plan should consult with its counsel regarding the applicability of the provisions of ERISA and
                              the  Code   and   the   availability   of   any
                              exemptions.

SMMEA Treatment:              The Notes WILL NOT constitute "mortgage related
                              securities" for purposes of SMMEA.
Optional Termination:         There  is an  optional  clean-up call  which is
                              exercisable  at  the   time  that  the  current
                              outstanding aggregate loan balance  is equal to
                              10%  or   less  of  the   original  outstanding
                              aggregate loan balance as of the Cut-Off Date.

Pricing Speed:                Ramping   from  3%  CPR   to  14%  CPR   at  1%
                              increments, over 12 months.

Loans: The Home Loans have an original outstanding aggregate loan balance as of the Cut-Off Date of approximately $ 63,459,083.77. The Cut-Off Date is the opening of business on May 1, 1997.

Collateral Description:       Please see attached.

THE SELLER, SERVICER AND CLAIMS ADMINISTRATOR

Mego Mortgage Corporation ("Mego"), a Delaware corporation, commenced operations in March 1994. Mego is a publicly traded company listed on the NASDAQ National Market. Mego primarily originates, purchases and services conventional, uninsured home improvement or home equity loans typically undertaken to pay for a home improvement project, a combination of home improvement and debt consolidation or solely for debt consolidation ("Conventional Loans"). All Conventional Loans are secured by a first- or junior-lien mortgage on the borrower's principal residence. Mego generally originates Conventional Loans to high credit quality borrowers who tend to have limited equity in their residence after giving effect to the amount of senior loans.

Mego is also an approved Title I lender that is engaged in the business of originating, purchasing, selling and servicing loans for (i) property improvements that qualify under the provisions of Title I of the National Housing Act of 1934, as amended, which is administered by the Federal Housing Administration (the "FHA" ) of the U.S. Department of Housing and Urban Development ("HUD").

Computational Material should be accompanied by a disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, please notify Greenwich Capital Markets, Inc. of such omission.